Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Event

21.	Subsequent Events

In January 2014, we entered into five-year reinsurance agreements with Vitality Re V Limited, an unrelated insurer. The agreements allow us to reduce our required capital and provide $200 million of collateralized excess of loss reinsurance coverage on a portion of Aetna's group Commercial Insured Health Care business. The Company's similar reinsurance agreements with Vitality Re Limited and Vitality Re II Limited expired in January 2014.

In connection with the integration of the Coventry acquisition and to permit migration of membership from acquired health plans to Aetna plans and systems, we amended a supplier agreement effective January 1, 2014 to eliminate an exclusivity provision. During 2014, we expect to record in general and administrative expenses the financial impact of certain payments to be made to the supplier as a result of this amendment of up to approximately $65 million pretax.

On February 28, 2014, our Board declared a cash dividend of $.225 per share that will be paid on April 25, 2014 to shareholders of record at the close of business on April 10, 2014.

Also on February 28, 2014, our Board approved a new share repurchase program that authorized us to repurchase up to $1.0 billion of our common stock.

On February 7, 2014, we announced that we will redeem for cash the entire $750 million aggregate principal amount outstanding of our 6.0% Senior Notes due 2016. The redemption will occur on March 14, 2014 (the “Redemption Date”) at a redemption price that includes a make-whole premium, plus any interest accrued and unpaid at the Redemption Date. We expect to finance the redemption with additional indebtedness. We estimate the pretax loss on the early extinguishment of the debt to be approximately $90 million, which we expect will be partially offset by approximately $20 million pretax of realized capital gains due primarily to the recognition of hedge ineffectiveness arising from the early termination of interest rate swaps hedging interest rate exposure related to the forecasted future issuance of fixed-rate debt to refinance the 6.0% Senior Notes due 2016.